SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): December 2, 2002


                           ANTHRACITE CAPITAL, INC.
              (Exact name of Registrant as Specified in Charter)

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   Maryland                 001-13937                     13-397-8906
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(State or Other
Jurisdiction                (Commission                 (IRS Employer
of Incorporation)           File Number)                Identification No.)
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 40 East 52nd Street, New York, NY                     10022
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(Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code: (212) 409-3333


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.           OTHER EVENTS

                  On December 2, 2002, Anthracite Capital, Inc. (the "Company") issued a press release. A copy of the press release is filed as exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(c)   Exhibits.

      99.1         Press Release issued by the Company, dated December 2, 2002.


                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANTHRACITE CAPITAL, INC.


                                                By: /s/ Robert L. Friedberg
                                                    ---------------------------
                                                    Name:  Robert L. Friedberg
                                                    Title:  Secretary

Dated:  December 2, 2002

                                 EXHIBIT INDEX

Designation       Description



      99.1        Press Release issued by the Company, dated December 2, 2002.




                                                             Exhibit 99.1



Anthracite Capital Prices $304 Million Secured Debt Offering to Match Fund Credit Sensitive Assets



NEW YORK--(BUSINESS WIRE)--Dec. 2, 2002-- Secured Debt has a weighted average life of 8.5 years and an average fixed rate cost of funds on bonds placed of 5.6%



Anthracite Capital, Inc. (NYSE: AHR) (the "Company") today announced the pricing of $303,633,000 of non-recourse debt offered through Anthracite CDO II Ltd. and Anthracite CDO II Corp. (collectively the "CDO").

The debt will be secured by a portfolio of Commercial Mortgage Backed Securities and unsecured debt of publicly traded commercial real estate operating companies. The CDO issued debt rated AAA through BB. The Company will privately place the debt rated AAA through BBB- and will retain certain bonds rated BBB- and BB. The weighted average credit rating of all bonds privately placed is expected to be approximately A+. The transaction is expected to close on December 10, 2002.

The terms of the offering permit the Company to contribute to the CDO up to $50 million of additional CMBS acquired over the next nine months. The additional CMBS will be purchased with proceeds from a credit facility, which will be funded upon the closing of the CDO transaction (the "Ramp Facility"). The debt issuance including the Ramp Facility is intended to match the Company's existing portfolio assets and similar assets to be purchased with long-term liabilities. The Company intends to account for this transaction on its balance sheet as a financing. The Company will use the proceeds of this offering to replace short-term liabilities currently used to finance its credit sensitive portfolio. All debt placed will carry a fixed rate or will be hedged to create a total fixed cost of funds of approximately 5.6% after issuance expenses. The transaction is expected to provide approximately $26 million of additional cash for reinvestment which will be employed in the near term to pay down debt. The Company will retain $26,850,000 of the lowest rated bonds, which may be placed in the future, as the Company's liquidity needs change. The securities offered by the CDO have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities or "blue sky" laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Richard Shea, COO/CFO of the Company, stated: "This transaction is a continuation of the Company's strategy of match funding credit sensitive assets with non-recourse secured debt to increase the quality of the Company's earnings. The innovation of the Ramp Facility provides the Company with significant flexibility by putting in place advance match funding for credit sensitive assets to be purchased after closing. The return on equity is expected to be sufficient to support the Company's current dividend payout over the long term."



Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws. This press release is not an offer to sell or a solicitation of an offer to buy any security. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those detailed from time to time in The Company's reports and filings with the Securities and Exchange Commission.

Forward Looking Statements. This report and other statements made by the Company may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to the Company's future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "pipeline," "believe," "comfortable," "expect," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. The Company cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and the Company assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. In addition to factors previously disclosed in The Company's reports filed with the Securities and Exchange Commission (the "SEC") and reports or documents identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets; (3) the impact of increased competition; (4) the impact of future acquisitions or transactions; (5) the unfavorable resolution of legal proceedings; (6) the extent and timing of any share repurchases; (7) the impact, extent and timing of legal, regulatory, taxation, accounting, legislative and technological changes and the impact of regulatory, supervisory or enforcement actions of government or self-regulatory agencies relating to the Company and the real estate industry generally; and (8) terrorist activities, including the September 11 terrorist attacks, which may adversely affect the general economy, financial and capital markets, as well as the real estate industry generally and the Company in particular.



The Company's Annual Report on Form 10-K for the year ended December 31, 2001 and The Company's subsequent reports filed with the SEC, accessible on the SEC's website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.



For further information, please contact Richard Shea, Chief Operating Officer and Chief Financial Officer at 212-754-5579, Robert Friedberg, Vice President and Controller at 212-409-3333 or visit the Company's website at www.anthracitecapital.com.